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                                                             Exhibit 10.16(ii)

                              FIRST LEASE AMENDMENT

         THIS FIRST LEASE AMENDMENT (the "Amendment") is executed this 19th day of September, 2001, by and between DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership ("Landlord"), and INTERACTIVE INTELLIGENCE, INC., an Indiana corporation ("Tenant").
                              W I T N E S S E T H :
                               - - - - - - - - - -

         WHEREAS, Landlord (formerly known as Duke-Weeks Realty Limited Partnership) and Tenant entered into a certain lease dated April 1, 2001 (the "Lease"), whereby Tenant agreed to lease from Landlord approximately 180,000 rentable square feet of space in a building to be constructed (the "Original Premises") located at Woodland Corporate Park, Indianapolis, Indiana; and

         WHEREAS, Landlord and Tenant desire to reduce the Original Premises to approximately 120,000 rentable square feet (the "Leased Premises"); and

         WHEREAS, Landlord and Tenant desire to amend certain provisions of the Lease to reflect such reduction in square footage and any other changes to the Lease;

         NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants herein contained and each act performed hereunder by the parties, Landlord and Tenant hereby enter into this Amendment.

         1. INCORPORATION OF RECITALS. The above recitals are hereby incorporated into this Amendment as if fully set forth herein.

         2. AMENDMENT OF ARTICLE 1. LEASE OF PREMISES. Section 1.01 of Article 1 is hereby amended as follows:

         A. *Leased Premises (shown outlined in red on AMENDED EXHIBIT A attached hereto): Building Address: Woodland Corporate Park ("Building"), located on the land identified on AMENDED EXHIBIT A-1 (the "Land");

         B. **Rentable Area: approximately 120,000 rentable square feet; paragraph 2 of this subsection B remains unchanged;

         D.       **Minimum Annual Rent:

                  Years 1-5                     $2,010,000.00 per year
                  Years 6-10                    $2,286,000.00 per year
                  Years 11-15                   $2,706,000.00 per year;

         E.       **Monthly Rental Installments:

                  Months 1-60                   $167,500.00 per month
                  Months 61-120                 $190,500.00 per month
                  Months 121-180                $225,500.00 per month;

The parties commit that they will work diligently to complete and approve (i) the rendering; (ii) the site layout; and (iii) the Building floor plan on or before November 15, 2001 so as to enable Landlord to place orders for steel, pre-cast and long lead construction materials. Provided however, that if items
(i), (ii) and (iii) are not finalized and approved on or before April 1, 2002 (for any reason other than Landlord's delay) the Minimum Annual Rent and Monthly Rental Installments shall be:

                  Years 1-5                     $2,047,200.00 per year
                  Years 6-10                    $2,323,200.00 ,per year
                  Years 11-15                   $2,743,200.00 per year;

                  Months 1-60                   $170,600.00 per month
                  Months 61-120                 $193,600.00 per month
                  Months 121-180                $228,600.00 per month;

         G.       Target Commencement Date:  April 1, 2003
                  Target Occupancy Date:  March 1, 2003;

         I.       Broker: Duke Realty Limited Partnership representing Landlord;

                  *(To be completed when address is established for the
                    Building)
                  **(To be adjusted by Landlord to reflect actual square footage after construction of the Building and the Leased Premises is completed)


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         K.       Working Drawings Approval Date:  (See Amended Exhibit B);

         L.       Addresses for payments and notices:

                  Landlord:          Duke Realty Limited Partnership
                                     Attn: Property Management
                                     600 East 96th Street, Suite 100
                                     Indianapolis, Indiana 46240

                  With Payments to:  Duke Realty Limited Partnership
                                     P.O. Box 66259
                                     Indianapolis, Indiana 46266

                  Tenant Prior to
                  Commencement Date: Interactive Intelligence, Inc
                                     Attn: John R. Gibbs
                                     8909 Purdue, Suite 300
                                     Indianapolis, Indiana 46268

                  After Commencement
                  Date:              Interactive Intelligence, Inc.
                                     *(To be completed when address is
                                     established for the Building)
                                     **(To be adjusted by Landlord to reflect
                                     actual square footage after construction
                                     of the Building and the Leased Premises
                                     is completed.)
                                     ----------------------------

         3. AMENDMENT OF SECTION 2.02.A. SHELL WORK. Section 2.02.A. of the Lease is hereby amended by deleting PRELIMINARY EXHIBIT B-1, EXHIBIT B-1 and EXHIBIT B-1A and substituting AMENDED PRELIMINARY EXHIBIT B-1, AMENDED EXHIBIT B-1, and AMENDED EXHIBIT B-1A, respectively, in lieu thereof.


         4. AMENDMENT OF SECTION 2.02.B. TENANT FINISH IMPROVEMENTS. Section 2.02.B. of the Lease is hereby amended by deleting EXHIBIT B-2 and substituting AMENDED EXHIBIT B-2 in lieu thereof.


         5. AMENDMENT OF SECTION 2.02.C. PROJECT DESIGN SCHEDULE AND PERMITS.
Section 2.02.C. of the Lease is hereby amended by deleting "EXHIBIT B-3" and substituting "AMENDED EXHIBIT B-3" in lieu thereof.


         6. AMENDMENT OF SECTION 2.02.D. SUBSTANTIAL COMPLETION. Section 2.02.D. of the Lease is hereby amended by deleting the phrase "EXHIBIT B-1, B-1A AND B-2" and substituting the phrase "AMENDED EXHIBIT B-1, B-1A AND B-2" in lieu thereof. Section 2.02.D. of the Lease is hereby further amended by deleting the phrase "July 1, 2002" and substituting the phrase "May 1, 2003" in lieu thereof and deleting the phrase "November 1, 2002" and substituting the phrase "September 1, 2003" in lieu thereof.

         7. AMENDMENT OF SECTION 2.02.F. FIXTURING. Section 2.02.F. of the Lease is hereby amended by deleting the first sentence and substituting the following in lieu thereof:

             Tenant shall have the right and privilege of going into the second
             (2nd) and third (3rd) floors of the Leased Premises commencing sixty (60) days prior to the Occupancy Date, subject to Tenant Caused Delays or any other events beyond Landlord's control, and the first (1st) floor commencing thirty (30) days prior to the Occupancy Date and continuing through the Occupancy Date to complete interior decoration work and to otherwise prepare the Leased Premises for its occupancy, provided, however, that its schedule in so doing shall be communicated to and coordinated with Landlord so as not to unreasonably interfere with or delay other work of Landlord in the Leased Premises.

         8. AMENDMENT OF SECTION 2.02.G. TENANT CAUSED DELAYS. Section 2.02 of the Lease is hereby amended by deleting the phrase "EXHIBIT B-3" and substituting the phrase "AMENDED EXHIBIT B-3" in lieu thereof.


         9. AMENDMENT OF SECTION 2.02.H. COMPLIANCE. Section 2.02.H. of the Lease is hereby amended by deleting the phrase "EXHIBIT B-1" and substituting the phrase "AMENDED EXHIBIT B-1", in lieu thereof.



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         10. AMENDMENT OF SECTION 3.02.D. REAL ESTATE TAXES. Section 3.02.D. of
the Lease is hereby amended by deleting the second paragraph in its entirety and substituting the following in lieu thereof:

             Tenant hereby warrants and represents to Landlord that Tenant has received real estate tax abatements for the Building acceptable to Tenant and waives any right it might have or claim to terminate the Lease based on its obtaining such real estate tax abatement. Tenant understands and agrees that it is responsible for any and all Real Estate Taxes accruing during the Lease Term with regard to the Building and the Land and agrees to indemnify and hold harmless Landlord from and against any and all losses, claims or damages resulting from Tenant's failure to comply with its obligations under this Section or under any agreement between Landlord and Tenant and the City of Indianapolis, Indiana with respect to real estate tax abatement for the Building and Land, except to the extent of such losses, claims or damages directly resulting from Landlord's failure to comply with its obligations under this Section or under any agreement between Landlord and Tenant and the City of Indianapolis, Indiana with respect to real estate tax abatement. Landlord hereby agrees that the full amount which is abated is for the benefit of Tenant. To permit Tenant to take the actions necessary to maintain property tax abatement deductions on the Building, Landlord shall (i) upon reasonable notice from Tenant, execute such tax abatement applications, forms, resolutions, agreements, and other materials, provided the same shall be in a form reasonably acceptable to Landlord; (ii) upon reasonable notice from Tenant, provide Tenant with information in its possession with respect to the Building necessary to prepare such applications, forms, resolutions, agreements and other materials; (iii) upon reasonable notice from Tenant, either appear or authorize Tenant to appear on behalf of Landlord at any public hearing related to maintaining real estate tax abatement on the Building; and (iv) shall forward to Tenant promptly upon receipt any notice of assessment or change in assessment relating to the Building.

         11. AMENDMENT OF SECTION 6.01. SERVICES TO BE PROVIDED. Section 6.01
(g) is hereby amended by deleting the phrase "EXHIBIT B" and substituting the phrase "AMENDED EXHIBIT B-2" in lieu thereof.


         12. AMENDMENT OF SECTION 16.11(A). SIGNAGE. Section 16.11 (A) is hereby amended by deleting the phrase "Exhibit B-4" and substituting the phrase "Amended Exhibit B-4" in lieu thereof.

         13. AMENDMENT OF SECTION 16.13. PARKING. Section 16.13 of the Lease is hereby amended by deleting the phrase "EXHIBIT B-1" and substituting the phrase "AMENDED EXHIBIT B-1" in lieu thereof.


         14. AMENDMENT OF SECTION 16.14. RELOCATION AND DISCRETIONARY ALLOWANCES. Section 16.14(b) is hereby deleted in its entirety and the following is substituted in lieu thereof:

                  (b) a discretionary allowance in the amount of Five Hundred Six Thousand Seven Hundred Dollars ($506,700.00). A portion of the discretionary allowance in the amount of Two Hundred Sixty Thousand Dollars ($260,000.00) shall be paid to Tenant or at Tenant's direction, upon execution of this Amendment and the balance thereof in the amount of Two Hundred Forty six Thousand Seven Hundred Dollars ($246,700.00) shall be payable upon the later to occur of (i) payment by Tenant of the first Monthly Rental Installment, or (ii) the Commencement Date.

         15. AMENDMENT OF SECTION 16.16. PHASE I BUILDING EXPANSION OPTION.
Section 16.16 of the Lease is hereby amended by (i) deleting the phrase "EXHIBIT A" and substituting the phrase "AMENDED EXHIBIT A" in lieu thereof and (ii) by deleting the phrase "not less than 110,000 rentable square feet and not more that 250,000 rentable square feet" and substituting the phrase "approximately 160,000 rentable square feet". Section 16.16 of the Lease is hereby further amended by deleting the phrase "June 30, 2003" and substituting the phrase "March 31, 2004" in lieu thereof.

         16. AMENDMENT OF SECTION 16.17. PHASE II BUILDING EXPANSION OPTION.
Section 16.17 of the Lease is hereby amended by deleting the phrase "EXHIBIT A" and substituting the phrase "AMENDED EXHIBIT A" in lieu thereof. Section 16.17 is further amended by deleting all reference therein to any option granted to Tenant to choose to build Phase II Building Expansion Option as two (2) buildings and shall provide that Tenant's Phase II Building shall be one (1) building containing approximately 90,000 rentable square feet. Section 16.17 of the Lease is hereby further amended by (i) deleting the phrase


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"May 31, 2005" and substituting the phrase "March 31, 2006" in lieu thereof; and
(ii) deleting the phrase "May 31, 2003" and substituting the phrase "March 31, 2004" in lieu thereof.

         17. AMENDMENT OF SECTION 16.18. PHASE III BUILDING EXPANSION OPTION.
Section 16.18 of the Lease is hereby amended by (i) deleting the phrase "EXHIBIT A" and substituting the phrase "AMENDED EXHIBIT A" in lieu thereof and by deleting the phrase "not less than 110,000 rentable square feet and not more that 250,000 rentable square feet" and substituting the phrase "approximately 180,000 rentable square feet". The last paragraph of Section 16.18 of the Lease is hereby amended by deleting the phrase "May 31, 2003" and substituting the phrase "March 31, 2004" in lieu thereof and deleting the phrase "May 31, 2005" and substituting the phrase "March 31, 2006" in lieu thereof.

         18. AMENDMENT OF SECTION 16.20. RIGHT OF FIRST OFFER FOR THE VIFI EXPANSION SPACE. Section 16.20 of the Lease is hereby amended by deleting the phrase "EXHIBIT A" and substituting the phrase "AMENDED EXHIBIT A" in lieu thereof.

         19. AMENDMENT OF SECTION 16.21. NAME CHANGE OF PARK. Section 16.21 of the Lease is hereby amended by deleting the first sentence and substituting the following in lieu thereof:

             Upon Tenant's execution of a new lease or an amendment of this Lease with Landlord to exercise its Phase I Building Expansion Option as set forth in Section 16.16 hereof, and for so long as Interactive Intelligence, Inc. remains the Tenant hereunder and is and remains open and operating in all or substantially all of the Leased Premises under the tradename "Interactive Intelligence", Landlord shall change the name of Woodland Corporate Park to "Interactive Park".

         20. TENANT'S REPRESENTATIONS AND WARRANTIES. The undersigned represents and warrants to Landlord that (i) Tenant is duly organized, validly existing and in good standing in accordance with the laws of the state under which it was organized; (ii) all action necessary to authorize the execution of this Amendment has been taken by Tenant; and (iii) the individual executing and delivering this Amendment on behalf of Tenant has been authorized to do so, and such execution and delivery shall bind Tenant. Tenant, at Landlord's request, shall provide Landlord with evidence of such authority.

         21. EXAMINATION OF AMENDMENT. Submission of this instrument for examination or signature to Tenant does not constitute a reservation or option, and it is not effective until execution by and delivery to both Landlord and Tenant.

         22. DEFINITIONS. Except as otherwise provided herein, the capitalized terms used in this Amendment shall have the definitions set forth in the Lease.

         23. INCORPORATION. This Amendment shall be incorporated into and made a part of the Lease, and all provisions of the Lease not expressly modified or amended hereby shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed on the day and year first written above.

                                    LANDLORD:

                                    DUKE REALTY LIMITED PARTNERSHIP,
                                    an Indiana limited partnership

                                    By:  Duke Realty Corporation,
                                         its general partner


                                         By: /s/ WILLIAM E. LINVILLE, III
                                             ----------------------------
                                             William E. Linville, III
                                             Regional Executive Vice President



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                                    TENANT:

                                    INTERACTIVE INTELLIGENCE, INC.,
                                    an Indiana corporation


                                    By: /s/ JOHN R. GIBBS
                                        ----------------------------------------

                                    Printed: JOHN R. GIBBS
                                             -----------------------------------

                                    Title: EXECUTIVE VICE PRESIDENT
                                           -------------------------------------


STATE OF INDIANA
         ------------------         )
                                    ) SS:
COUNTY OF MARION                    )
          -----------------

         Before me, a Notary Public in and for said County and State, personally appeared JOHN R. GIBBS, by me known and by me known to be the EXECUTIVE VICE PRESIDENT of Interactive Intelligence, Inc., an Indiana corporation, who acknowledged the execution of the foregoing "First Lease Amendment" on behalf of said corporation.

         WITNESS my hand and Notarial Seal this 18TH of September, 2001.


                                    /s/ TRACI L. SHAW
                                    -----------------------------------
                                    Notary Public

                                    TRACI L. SHAW
                                    --------------------------------------------
                                    (Printed Signature)


My Commission Expires:  March 14, 2007

My County of Residence:  Marion


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